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                                 AMENDMENT NO. 7

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

           The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended as follows:

           Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS
        INVESCO Core Equity Fund -                   Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

        INVESCO Total Return Fund -                  Class A
                                                     Class C
                                                     Class K
                                                     Institutional Class
                                                     Investor Class

AIM COUNSELOR SERIES TRUST
        INVESCO Advantage Health Sciences Fund -     Class A
                                                     Class C

        INVESCO Multi-Sector Fund -                  Class A
                                                     Class C

AIM EQUITY FUNDS
           AIM Aggressive Growth Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

           AIM Basic Value II Fund -                 Class A
                                                     Class C

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           AIM Blue Chip Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

           AIM Capital Development Fund -            Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

           AIM Charter Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

           AIM Constellation Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

           AIM Core Strategies Fund -                Class A
                                                     Class C

           AIM Dent Demographic Trends Fund -        Class A
                                                     Class C

           AIM Diversified Dividend Fund -           Class A
                                                     Class C

           AIM Emerging Growth Fund -                Class A
                                                     Class C

           AIM Large Cap Basic Value Fund -          Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

           AIM Large Cap Growth Fund -               Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

           AIM Mid Cap Growth Fund -                 Class A
                                                     Class C
                                                     Class R

           AIM U.S. Growth Fund -                    Class A
                                                     Class C

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           AIM Weingarten Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM FUNDS GROUP
           AIM Balanced Fund -                       Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

           AIM Basic Balanced Fund -                 Class A
                                                     Class C

           AIM European Small Company Fund -         Class A
                                                     Class C

           AIM Global Value Fund -                   Class A
                                                     Class C

           AIM International Emerging Growth Fund -  Class A
                                                     Class C

           AIM Mid Cap Basic Value Fund -            Class A
                                                     Class C

           AIM Premier Equity Fund -                 Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

           AIM Select Equity Fund -                  Class A
                                                     Class C

           AIM Small Cap Equity Fund -               Class A
                                                     Class C
                                                     Class R

AIM GROWTH SERIES
           AIM Basic Value Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

           AIM Mid Cap Core Equity Fund -            Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

           AIM Small Cap Growth Fund -               Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

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           AIM Global Equity Fund -                  Class A
                                                     Class C

AIM INTERNATIONAL MUTUAL FUNDS
           AIM Asia Pacific Growth Fund -            Class A
                                                     Class C

           AIM European Growth Fund -                Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

           AIM Global Aggressive Growth Fund -       Class A
                                                     Class C

           AIM Global Growth Fund -                  Class A
                                                     Class C

           AIM International Growth Fund -           Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

        INVESCO International Core Equity Fund -     Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

AIM INVESTMENT FUNDS
           AIM Developing Markets Fund -             Class A
                                                     Class C

           AIM Global Health Care Fund -             Class A
                                                     Class C

           AIM Libra Fund -                          Class A
                                                     Class C

           AIM Trimark Endeavor Fund -               Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

           AIM Trimark Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

           AIM Trimark Small Companies Fund -        Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

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AIM INVESTMENT SECURITIES FUNDS
           AIM High Yield Fund -                     Class A
                                                     Class C
                                                     Investor Class

           AIM Income Fund -                         Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

           AIM Intermediate Government Fund -        Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

           AIM Limited Maturity Treasury Fund -      Class A
                                                     Class A3
                                                     Institutional Class

           AIM Money Market Fund -                   AIM Cash Reserve Shares
                                                     Class C
                                                     Class R
                                                     Investor Class

           AIM Municipal Bond Fund -                 Class A
                                                     Class C
                                                     Investor Class

           AIM Short Term Bond Fund -                Class C

           AIM Total Return Bond Fund -              Class A
                                                     Class C

           AIM Real Estate Fund -                    Class A
                                                     Class C
                                                     Investor Class

AIM SECTOR FUNDS
        INVESCO Energy Fund -                        Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

        INVESCO Financial Services Fund -            Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

        INVESCO Gold & Precious Metals Fund -        Class A
                                                     Class C
                                                     Investor Class
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        INVESCO Health Science Fund -                Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

        INVESCO Leisure Fund -                       Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

        INVESCO Technology Fund -                    Class A
                                                     Class C
                                                     Class K
                                                     Institutional Class
                                                     Investor Class

        INVESCO Utilities Fund -                     Class A
                                                     Class C
                                                     Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
           AIM Opportunities I Fund -                Class A
                                                     Class C

           AIM Opportunities II Fund -               Class A
                                                     Class C

           AIM Opportunities III Fund -              Class A
                                                     Class C

AIM STOCK FUNDS
        INVESCO Dynamics Fund -                      Class A
                                                     Class C
                                                     Class K
                                                     Institutional Class
                                                     Investor Class

        INVESCO Mid-Cap Growth Fund -                Class A
                                                     Class C
                                                     Class K
                                                     Institutional Class
                                                     Investor Class

        INVESCO Small Company Growth Fund -          Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

        INVESCO S&P 500 Index Fund -                 Institutional Class
                                                     Investor Class

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AIM TAX-EXEMPT FUND
           AIM High Income Municipal Fund -          Class A
                                                     Class C

           AIM Tax-Exempt Cash Fund -                Class A
                                                     Investor Class

           AIM Tax-Free Intermediate Fund -          Class A
                                                     Class A3

AIM TREASURER'S SERIES TRUST
        INVESCO Stable Value Fund -                  Class R
                                                     Institutional Class

        INVESCO U.S. Government Money Fund -         Investor Class

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           All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  March 31, 2004

                                        EACH FUND (LISTED ON SCHEDULE A) ON
                                        BEHALF OF THE SHARES OF EACH PORTFOLIO
                                        LISTED ON SCHEDULE A

                                        By:  /s/ Mark H. Williamson
                                             -----------------------------------
                                               Mark H. Williamson
                                               Executive Vice President

                                        A I M DISTRIBUTORS, INC.

                                        By:  /s/ Gene L. Needles
                                             -----------------------------------
                                              Gene L. Needles
                                              President

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